      As filed with the Securities and Exchange Commission on May 2, 1997

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement             / /  Confidential, for Use of
                                                  the Commission Only
/x/  Definitive Proxy Statement                   (as permitted by Rule
                                                  14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        TAURUS MUNINEWYORK HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                                                                   COMMON STOCK
                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                P.O. Box 9011
                      Princeton, New Jersey  08543-9011

                                    PROXY

         This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on April 24, 1997 at the annual meeting of stockholders of the Fund to be held on June 19, 1997 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                               (Continued and to be signed on the reverse side)

Please mark boxes / / or /X/ in blue or black ink.


1. ELECTION OF
   DIRECTORS     FOR all nominees listed           WITHHOLD AUTHORITY
                 below (except as marked to        to vote for all nominees
                 the contrary below)    / /        listed below   / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
   Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /      AGAINST / /      ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: __________________________________________, 1997


                        X _____________________________________________________
                                                 Signature


                        X _____________________________________________________
                                          Signature, if held jointly



  Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                AUCTION MARKET
                                                               PREFERRED STOCK

                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                P.O. Box 9011
                      Princeton, New Jersey  08543-9011

                                    PROXY

         This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on April 24, 1997 at the annual meeting of stockholders of the Fund to be held on June 19, 1997 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                               (Continued and to be signed on the reverse side)

Please mark boxes / / or  /X/ in blue or black ink.


1. ELECTION OF
   DIRECTORS     FOR all nominees listed           WITHHOLD AUTHORITY
                 below (except as marked to        to vote for all nominees
                 the contrary below)    / /        listed below   / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
   Ronald W. Forbes, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Cynthia A. Montgomery and Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /      AGAINST / /      ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: __________________________________________, 1997


                        X _____________________________________________________
                                                 Signature


                        X _____________________________________________________
                                          Signature, if held jointly


  Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON STOCK

                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                P.O. Box 9011
                      Princeton, New Jersey  08543-9011

                                    PROXY

         This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Taurus MuniNewYork Holdings, Inc. (the "Fund") held of record by the undersigned on April 24, 1997 at the annual meeting of stockholders of the Fund to be held on June 19, 1997 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                               (Continued and to be signed on the reverse side)

                                     TAURUS MUNINEWYORK HOLDINGS, INC.
                                     PO BOX 11741
                                     NEW YORK, N.Y. 10203

1.  ELECTION OF DIRECTORS      FOR ALL NOMINEES       WITHHOLD AUTHORITY (to
                               LISTED BELOW / /       vote for all nominees
                                                      listed below)  / /

                               EXCEPTIONS
                               (as indicated to the contrary below) / /

    Charles C. Reilly, Kevin A. Ryan, Cynthia A. Montgomery and Arthur Zeikel (INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provided below.)
    Exceptions_______________________________________________________________

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR / /      AGAINST / /      ABSTAIN / /

                                                   Address Change Mark Here / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated: __________________________________________, 1997


                        X _____________________________________________________
                                                 Signature


                        X _____________________________________________________
                                          Signature, if held jointly



Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                   Votes must be indicated
                                                   (x) in Black or Blue ink. / /

                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                               ------------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 1997

                               ------------------

TO THE STOCKHOLDERS OF TAURUS MUNINEWYORK HOLDINGS, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the 'Meeting') of Taurus MuniNewYork Holdings, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, June 19, 1997 at 9:30 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 24, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 5, 1997 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY
                                          Secretary

Plainsboro, New Jersey
Dated: May 2, 1997

                                PROXY STATEMENT

                            ------------------------

                       TAURUS MUNINEWYORK HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Taurus MuniNewYork Holdings, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, June 19, 1997 at 9:30 A.M. The approximate mailing date of this Proxy Statement is May 6, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on April 24, 1997 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 6,714,921 shares of common stock, par value $.10 per share ('Common Stock'), and 1,200 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock and AMPS, voting together as a class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                     OWNED AT
                                                                                                    THE RECORD
                                                                                                       DATE
                                                                                                  -------------
                                               PRINCIPAL OCCUPATIONS DURING PAST      DIRECTOR    COMMON
  NAME AND ADDRESS         AGE                FIVE YEARS AND PUBLIC DIRECTORSHIP(1)    SINCE      STOCK    AMPS
  -----------------        ---          --------------------------------------------  --------    ------   ----
To be Elected by Holders of AMPS, Voting Separately as a Single Class

Ronald W. Forbes(1)(2) ......    56   Professor of Finance, School of Business, State     1989        0       0
  1400 Washington Avenue              University of New York at Albany, since 1989;
  Albany, New York 12222              Member, Task Force on Municipal Securities
                                      Markets, Twentieth Century Fund.

Richard R. West(1)(2) .......    59   Professor of Finance since 1984, and Dean from      1989        0       0
  Box 604                             1984 to 1993, and currently Dean Emeritus of New
  Genoa, Nevada 89411                 York University Leonard N. Stern School Business
                                      Administration; Director of Bowne & Co., Inc.
                                      (financial printers), Vornado, Inc. (real estate
                                      holding company), Smith-Corona Corporation
                                      (manufacturer of typewriters and word
                                      processors) and Alexander's Inc. (real estate
                                      company).

                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                     OWNED AT
                                                                                                    THE RECORD
                                                                                                       DATE
                                                                                                  -------------
                                               PRINCIPAL OCCUPATIONS DURING PAST      DIRECTOR    COMMON
  NAME AND ADDRESS         AGE                FIVE YEARS AND PUBLIC DIRECTORSHIP(1)    SINCE      STOCK    AMPS
  -----------------        ---          --------------------------------------------  --------    ------   ----
To be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class

Cynthia A.                       44   Professor, Harvard Business School since 1989;      1993        0       0
  Montgomery(1)(2) ..........         Associate Professor, J.L. Kellogg Graduate
  Harvard Business School             School of Management, Northwestern University
  Soldiers Field Road                 from 1985 to 1989; Assistant Professor, Graduate
  Boston, Massachusetts 02163         School of Business Administration, The
                                      University of Michigan from 1979 to 1985;
                                      Director, UNUM Corporation since 1990 and
                                      Director of Newell Co. since 1995.

Charles C. Reilly(1)(2) .....    65   Self-employed financial consultant since 1990;      1990        0       0
  9 Hampton Harbor Road               President and Chief Investment Officer of Verus
  Hampton Bays,                       Capital, Inc. from 1979 to 1990; Senior Vice
  New York 11946                      President of Arnhold and S. Bleichroeder, Inc.
                                      from 1973 to 1990; Adjunct Professor, Columbia
                                      University Graduate School of Business from 1990
                                      to 1991; Adjunct Professor, Wharton School, The
                                      University of Pennsylvania from 1989 to 1990;
                                      Partner, Small Cities Cable Television since
                                      1986.

Kevin A. Ryan(1)(2) .........    64   Founder and current Director of The Boston          1992        0       0
  127 Commonwealth Avenue             University Center for the Advancement of Ethics
  Chestnut Hill,                      and Character; Professor of Education at Boston
  Massachusetts                       University since 1982; formerly taught on the
  02167                               faculties of The University of Chicago, Stanford
                                      University and Ohio State University.

                                                                                                      SHARES
                                                                                                   BENEFICIALLY
                                                                                                     OWNED AT


                                                                                                    THE RECORD
                                                                                                       DATE
                                                                                                  -------------
                                               PRINCIPAL OCCUPATIONS DURING PAST      DIRECTOR    COMMON
  NAME AND ADDRESS         AGE                FIVE YEARS AND PUBLIC DIRECTORSHIP(1)    SINCE      STOCK    AMPS
  -----------------        ---          --------------------------------------------  --------    ------   ----
To be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class (Continued)

Arthur Zeikel(1)* ...........    64   President of Fund Asset Management, L.P. ('FAM')    1988        0       0
  P.O. Box 9011                       (which term as used herein includes its
  Princeton, New Jersey               corporate predecessors) since 1977; President of
  08543-9011                          MLAM (which term as used herein includes its
                                      corporate predecessors) since 1977; President
                                      and Director of Princeton Services, Inc.
                                      ('Princeton Services') since 1993; Executive
                                      Vice President of Merrill Lynch & Co.,
                                      Inc. ('ML&Co.') since 1990; Director of
                                      Merrill Lynch Funds Distributor, Inc.
                                      (the 'Distributor') since 1977.

------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors' below.

(2) Member of Audit Committee of the Board of Directors.

* Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

     Committee and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940, as amended (the 'Investment Company Act'). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended October 31, 1996, the Board of Directors held four meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of
Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM a fee of $1,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-interested Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $19,880 for the fiscal year ended October 31, 1996.

     The following table sets forth for the fiscal year ended October 31, 1996 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-interested Directors.

                                                          PENSION OR RETIREMENT        AGGREGATE COMPENSATION FROM
                                         COMPENSATION    BENEFITS ACCRUED AS PART           FUND AND FAM/MLAM
     NAME OF DIRECTOR                     FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO DIRECTORS
--------------------------------------   ------------    ------------------------    -------------------------------
Ronald W. Forbes(1)...................      $3,600                 None                         $ 142,500
Cynthia A. Montgomery(1)..............      $3,600                 None                         $ 142,500
Charles C. Reilly(1)..................      $3,600                 None                         $ 293,833

Kevin A. Ryan(1)......................      $3,600                 None                         $ 142,500
Richard R. West(1)....................      $4,600                 None                         $ 269,833

------------------

(1) The Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr. West (41 registered investment companies consisting of 54 portfolios).

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                            OFFICER
     NAME AND PRINCIPAL OCCUPATION                                                OFFICE             AGE     SINCE
----------------------------------------------------------------------   ------------------------    ---    -------
Arthur Zeikel ........................................................          President            64       1989
  President of FAM since 1977; President of MLAM since 1977; President and Director of Princeton Services since 1993; Executive Vice
  President of ML&Co. since 1990; Director of the Distributor since
  1977.

Terry K. Glenn .......................................................   Executive Vice President    56       1989
  Executive Vice President of FAM and MLAM since 1983; Executive Vice
  President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991;
  President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano ..................................................        Vice President         52       1989
  Senior Vice President of FAM and MLAM since 1984; Senior Vice
  President of Princeton Services since 1993; Vice President of MLAM from 1980 to 1984.

Kenneth A. Jacob .....................................................        Vice President         46       1989
  Vice President of MLAM and FAM since 1984.

Robert W. Roffo ......................................................        Vice President         31       1996
  Vice President of MLAM since 1996.

Donald C. Burke ......................................................        Vice President         36       1993
  Vice President and Director of Taxation of MLAM since 1990.


Gerald M. Richard ....................................................          Treasurer            47       1989
  Senior Vice President and Treasurer of FAM and MLAM since 1984;
  Senior Vice President and Treasurer of Princeton Services since
  1993; Vice President of the Distributor since 1981; Treasurer since
  1984 and employee of the Distributor since 1978.

Patrick D. Sweeney ...................................................          Secretary            43       1997
  Vice President of MLAM since 1990; Vice President and Associate
  Counsel of Security Pacific Merchant Bank from 1988 to 1990; Lawyer in private practice from 1981 to 1988.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ('E&Y'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The appointment of E&Y continues a relationship with the Fund that began in 1989. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for certain other investment companies for which FAM acts as investment adviser. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for such other entities in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of E&Y as independent auditors.

     With respect to Item 1, 'Election of Directors,' holders of AMPS are entitled to elect the two Directors designated below and holders of Common Stock and AMPS, voting together as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of the holders of a majority of the AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, 'Selection of Independent Auditors,' will require the affirmative vote of the holders of a majority of the Common Stock and the AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including MLPF&S, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER


     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to Taurus MuniNewYork Holdings, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in June 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 6, 1998.

                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY
                                          Secretary

Dated: May 2, 1997